UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported)	May 19, 2003

1-13859
Commission File Number

AMERICAN GREETINGS CORPORATION
(Exact name of registrant as specified in Charter)

Ohio	34-0065325
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

One American Road, Cleveland, Ohio	44144
(Address of principal executive Offices)	(Zip Code)

(216) 252-7300
Registrant’s telephone number, including
area code

ITEM 9. Regulation FD Disclosure

Fiscal 2004 Earnings Estimates

On May 19, 2003, American Greetings Corporation (“the Corporation”) issued a press release to reaffirm its previously announced earnings estimate for its fiscal year ending February 29, 2004, to provide first-quarter earnings estimates, to set the date and time of its first-quarter earnings release and to announce its presentation at the Goldman Sachs Global Consumer Products Conference. The Corporation’s May 19, 2003 press release is attached as Exhibit 99(a). The attached Exhibit is furnished pursuant to Item 9 and Item 12 on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN GREETINGS CORPORATION

By:	/s/ Joseph B. Cipollone
Joseph B. Cipollone
Vice President
Corporate Controller
Chief Accounting Officer

May 23, 2003

EXHIBIT INDEX

Exhibit No.

99(a)	Press Release – American Greetings Reaffirms Fiscal 2004 Full-Year Projections; Provides First-Quarter Earnings Estimates